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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of Earliest Event Reported): May 25, 2004

                              AVATAR HOLDINGS INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)
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          0-7616                                         23-1739078
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(Commission File Number)                    (I.R.S. Employer Identification No.)

         201 Alhambra Circle
        Coral Gables, Florida                              33134
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (305) 442-7000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

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Item 9. Regulation FD Disclosure

      The information set forth in the press release issued by Avatar Holdings Inc. reporting on Annual Meeting of Stockholders held May 25, 2004, attached hereto as Exhibit 99.1, is incorporated herein by reference.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AVATAR HOLDINGS INC.

                                         By: /s/ Juanita I. Kerrigan
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                                             Name: Juanita I. Kerrigan
                                             Title: Vice President and Secretary

Date:  May 25, 2004